UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Horizon Lines, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The following is an excerpt from a New Year’s Message being sent to the employees of Horizon Lines:

As you know, we have entered into definitive agreements to sell our Hawaii business to The Pasha Group and certain of its affiliates and the rest of Horizon Lines to Matson. Though there has been limited broad communication to date – I’ll explain why in a moment – both transactions and transition activities are in full swing. The Hawaii transaction requires a Department of Justice review of the deal’s competitive impacts, and the process to gain clearance is underway. We do not know how long this review process will take, but clearance must be obtained prior to deal close. The merger agreement with Matson requires approval by our shareholders and we will call a special meeting of our shareholders to vote on the merger agreement. Just before Christmas we filed a preliminary proxy statement with the Securities and Exchange Commission (SEC). The date of the special meeting will be forthcoming shortly and we will file a definitive proxy statement with the SEC prior to the special meeting. The proxy statement provides detailed information on terms of the two deals, as well as their rewards, risks, history, and our board’s negotiation and deliberation of the transactions, which is intended to provide shareholders with important information prior to voting on the merger agreement. It is possible that you may receive questions from customers who’ve read this public document; if so, please refer such inquiries to the Legal department.

Until the shareholder vote occurs, broad communication such as this one to our associates may be considered influential to voters, and may need to be filed with the SEC as proxy solicitation material. Accordingly, we have exercised considerable caution in our broad internal communications, and must maintain this cautious position until after the vote. We will endeavor to provide timely updates on the transactions’ progress.

Forward Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “will,” “would,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “could” and similar expressions or phrases identify forward-looking statements.

All forward-looking statements involve risks and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.

Factors that may cause actual results to differ from expected results include: the occurrence of any event, change or other circumstances that could give rise to the termination of the agreements with Matson or Pasha; the risk that our stockholders may not approve the proposed transactions; the risk that the necessary regulatory approvals for the merger or the sale of the Hawaii business may not be obtained or may be obtained subject to conditions that are not anticipated; risks that either Matson or Pasha may not have sufficient funds to consummate their respective transactions with us; risks that our business may suffer as a result of uncertainties surrounding the proposed transactions; litigation or other legal proceedings relating to the proposed transactions or our plans; unexpected costs, charges or expenses resulting from the proposed transactions; risks that the actual costs incurred in implementing our plans will exceed our estimates; response by activist shareholders to the proposed transactions; risks related to the disruption of management time from ongoing business operations due to the proposed transactions; the effect of the announcement of the proposed transactions and our plans, including impact on the Company’s relationships with customers, suppliers, regulators, and employees; other risks to the consummation of the transactions, including the risk that the transactions will not be consummated within the expected time period or at all; operational and other complications that may arise affecting the implementation of our plans and business objectives; our ability to dispose of assets and the disposition prices thereof; unfavorable economic conditions in the markets we serve; or changes in laws and regulations.

In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this press release (including the exhibits hereto) might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statements, even if experience or future developments make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law.

See the section entitled “Risk Factors” in our Form 10-K for the fiscal year ended December 22, 2013, as filed with the Securities and Exchange Commission (the “SEC”) for a more complete discussion of these risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements.

Additional Information and Where to Find It

The proposed merger with Matson will be submitted to Horizon Lines stockholders for their consideration, and in connection with the Matson transaction, we have filed a preliminary proxy statement with the SEC. Horizon Lines stockholders are urged to read the preliminary proxy statement and the definitive proxy statement when it becomes available because they contain, or will contain, important information about Horizon Lines, Matson, the proposed merger with Matson and related matters. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER. The proxy statement and other relevant materials relating to the proposed merger (when they become available), and any other documents filed by us with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at our website (http://www.horizonlines.com) or by writing to our Secretary at 2550 West Tyvola Road, Suite 530, Coliseum 3, Charlotte, NC 28217.

Participants in the Solicitation

Horizon Lines and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the company’s stockholders with respect to the merger. Information about the company’s directors and executive officers and their ownership of Horizon Lines common stock is set forth in the preliminary proxy statement, which has been filed with the SEC, as well as the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise.